TEMPLETON INSTITUTIONAL
FUNDS, INC.

STATEMENT OF
ADDITIONAL INFORMATION                                 [FRANKLIN TEMPLETON LOGO]
                                            100 FOUNTAIN PARKWAY, P.O. BOX 33030

MAY 1, 1998                        ST. PETERSBURG, FL 33733-8030  1-800/DIAL BEN
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
TABLE OF CONTENTS
How Do the Funds Invest Their Assets?...     2
What Are the Risks of Investing in the
  Funds?................................     6
Investment Restrictions.................     9
Officers and Directors..................    10
Investment Management and Other
  Services..............................    16
How Do the Funds Buy Securities for
  Their Portfolios?.....................    18
How Do I Buy, Sell and Exchange
  Shares?...............................    19
How Are Fund Shares Valued?.............    21
Additional Information on Distributions
  and Taxes.............................    22
The Funds' Underwriter..................    22
How Do the Funds Measure Performance?...    22
Miscellaneous Information...............    25
Financial Statements....................    26
Useful Terms and Definitions............    27


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When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
---------------------------------------------------------

Templeton Institutional Funds, Inc. (the "Company") is an open-end management investment company currently consisting of four separate series (the "funds," individually a "fund"). The funds are Growth Series, Foreign Equity Series, Emerging Markets Series and Emerging Fixed Income Markets Series. All of the funds, with the exception of Emerging Fixed Income Markets Series, are diversified series of the Company. Emerging Fixed Income Markets Series is a non-diversified series of the Company.

Growth Series' investment objective is to achieve long-term capital growth. The fund seeks to achieve its objective by investing in stocks and debt obligations of companies and governments of any nation.

Foreign Equity Series' investment objective is to achieve long-term capital growth. The Fund seeks to achieve its objective by investing in stocks and debt obligations of companies and governments outside the U.S.

Emerging Markets Series' investment objective is to achieve long-term capital growth. The fund seeks to achieve its objective by investing in securities of issuers of countries having emerging markets.


Emerging Fixed Income Markets Series' investment objective is to achieve high total return. The fund seeks to achieve its objective by investing primarily in a portfolio of debt obligations of companies, governments and government-related entities in emerging market countries.


The Prospectus, dated May 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the funds. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

   - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

   - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

   - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                        1

PAGE


HOW DO THE FUNDS INVEST THEIR ASSETS?
---------------------------------------------------------

The following gives more detailed information about the funds' investment policies and the types of securities that each may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

Each fund may invest a portion of its assets, and may invest without limit for defensive purposes, in commercial paper which, at the date of investment, must be rated Prime-1 by Moody's or A-1 by S&P or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

REPURCHASE AGREEMENTS. The funds may enter into repurchase agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Each fund's Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Company's Board, i.e., banks or broker-dealers which have been determined by a fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

DEBT SECURITIES. Each of the funds may invest a portion of its assets in debt securities, including bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances. Debt securities purchased by a fund may be rated as low as C by Moody's or S&P or, if unrated, of comparable quality as determined by the fund's Investment Manager. As an operating policy, which may be changed by the Board without shareholder approval, each fund, with the exception of Emerging Fixed Income Markets Series, will limit its investment in debt securities rated lower than Baa by Moody's or BBB by S&P to 5% of its total assets. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a different level of investment in high risk, lower quality debt securities would be consistent with the interests of the funds and their shareholders. Commercial paper purchased by the funds will meet the credit quality criteria set forth above.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each fund's Net Asset Value.

The funds investing in debt securities may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no corresponding cash payment until a later time, generally the security's maturity date. In order to qualify for beneficial tax treatment, a fund must distribute substantially all of its net investment income to shareholders on an annual basis (see "Additional Information on Distributions and Taxes"). Thus, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

FUTURES CONTRACTS. The funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The funds may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a fund purchases a futures contract, an amount of cash or liquid assets equal to the market value of the futures contract will be deposited in a segregated account with the fund's custodian. When writing a futures contract, a fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission

                                        2

PAGE



merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian).

OPTIONS ON SECURITIES OR INDICES. The funds may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A fund may write a call or put option only if the option is "covered." A call option on a security written by a fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid assets in a segregated account with its custodian. A put option on a security written by a fund is "covered" if the fund maintains cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the fund's Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, a fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A fund will cover put options on stock indices that it writes by segregating liquid assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, a fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's investments. By writing a put option, a fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase a fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a fund's investments does not decline as anticipated, or if the value of the option does not increase, the fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of a fund's security holdings being hedged.

                                        3

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A fund may purchase call options on individual securities to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. Similarly, a fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The funds may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency, or when a fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with a fund's forward foreign currency transactions an amount of the fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a fund will always have cash or liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, a fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a fund than if it had not engaged in such contracts.

The funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by a fund will be traded on U.S. and foreign exchanges or over-the-counter.

The funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a fund's portfolio securities or adversely affect the prices of securities that a fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a fund's Investment Manager to forecast currency exchange rate movements correctly.

                                        4

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Should exchange rates move in an unexpected manner, a fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

CONVERTIBLE SECURITIES. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security, issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

A fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security. A convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

The funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

                                        5

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Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to a fund. The funds may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a fund's ability to dispose of particular securities, when necessary, to meet a fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. Each fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

WHAT ARE THE RISKS OF
INVESTING IN THE FUNDS?
---------------------------------------------------------

Each fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.


The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political, economic or social events in such countries.

In addition, many countries in which the funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such

                                        6

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respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Although in most Eastern European countries the local currencies have been allowed to fluctuate according to their market value, various foreign exchange restrictions remain in effect, limiting the ability of foreign investors to repatriate their profits. The conversion rates for certain Eastern European currencies may be artificial to the actual market values of the currencies and may be adverse to fund shareholders. Further, accounting standards which exist in Eastern European countries may differ from U.S. standards.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by a fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia;
(o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of

                                        7

PAGE



bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence or even mere oversight. While each fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a fund from investing in the securities of certain Russian companies deemed suitable by its Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by a fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

Each fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political, economic or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on that fund. Through the flexible policy of the funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the investments of the funds.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another.

                                        8

PAGE



Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other
Services -- Custodian"). However, in the willful misfeasance, bad faith or gross negligence on the part of a fund's Investment Manager, any losses resulting from the holding of a fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

A fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by a fund for hedging purposes also depends upon the ability of that fund's Investment Manager to predict correctly movements in the direction of the market, as to which no assurance can be given.

INVESTMENT RESTRICTIONS
---------------------------------------------------------

Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less.

Each fund MAY NOT:

 1. Invest in real estate or mortgages on real estate (although a fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies except as permitted by the 1940 Act; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the prospectus).

 2. Purchase or retain securities of any company in which directors or officers of the Company or a fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

 3. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the fund's total assets (i) more than 5% of the fund's total assets would then be invested in securities of any single issuer, or (ii) the fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to the Emerging Fixed Income Markets Series.

 4. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short (but a fund may make margin payments in connection with options on securities or securities indices and foreign currencies; futures contracts and related options; and forward contracts and related options).

 5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although a fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and loan its portfolio securities. Emerging Fixed Income Markets Series may invest in debt instruments of all types consistent with its investment objectives and policies.

 6. Borrow money, except that a fund may borrow money from banks in an amount not exceeding

                                        9

PAGE



    33 1/3% of the value of its total assets (including the amount borrowed).

 7. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years; provided that this restriction does not apply to Emerging Fixed Income Markets Series.

 8. Invest more than 5% of its total assets in warrants, whether or not listed on the NYSE or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges; provided that this restriction does not apply to Emerging Fixed Income Markets Series. Warrants acquired by a fund in units or attached to securities are not included in this restriction.

 9. Invest more than 25% of its total assets in a single industry.(1)

10. Participate on a joint or a joint and several basis in any trading account in securities; (See "What Are the Risks of Investing in the Funds?" and "How Do the Funds Buy Securities for Their Portfolios?" above as to transactions in the same securities for a fund and/or other mutual funds with the same or affiliated advisers.)

(1) The SEC considers each foreign government to be a separate industry.

A fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

If a fund receives from an issuer of securities held by the fund subscription rights to purchase securities of that issuer, and if the fund exercises such subscription rights at a time when the fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 3 or 9 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The Board has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Company who are responsible for administering the funds' day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Company under the 1940 Act are indicated by an asterisk (*).

                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON             Director                    Director, RBC Holdings, Inc. (a bank holding company)
 191 Clapboard Ridge                                      and Bar-S Foods (a meat packing company); director or
 Greenwich, Connecticut                                   trustee, as the case may be, of 50 of the investment
 06830                                                    companies in the Franklin Templeton Group of Funds; and
 Age 65                                                   formerly, President, Chief Executive Officer and
                                                          Chairman of the Board, General Host Corporation (nursery
                                                          and craft centers).
------------------------------------------------------------------------------------------------------------------

                                       10

PAGE



                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
* NICHOLAS F. BRADY           Director                    Chairman, Templeton Emerging Markets Investment Trust
 The Bullitt House                                        PLC, Templeton Latin America Investment Trust PLC, Darby
 102 East Dover Street                                    Overseas Investments, Ltd. and Darby Emerging Markets
 Easton, Maryland 21601                                   Investments LDC (investment firms) (1994-present);
 Age 68                                                   Chairman and Director, Templeton Central and Eastern
                                                          European Investment Company; Director, Templeton Global
                                                          Strategy Funds, Amerada Hess Corporation, Christiana
                                                          Companies, and the H.J. Heinz Company; director or
                                                          trustee, as the case may be, of 21 of the investment
                                                          companies in the Franklin Templeton Group of Funds; and
                                                          formerly, Secretary of the United States Department of
                                                          the Treasury (1988-1993) and Chairman of the Board,
                                                          Dillon, Read & Co., Inc. (investment banking) prior to
                                                          1988.
------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS            Director                    Chairman, Atlantic Equipment & Power Ltd.; Vice
 P.O. Box N-3238                                          Chairman, Caribbean Utilities Co., Ltd.; President,
 Nassau, Bahamas                                          Provo Power Corporation; Director of various other
 Age 53                                                   business and non-profit organizations; and director or
                                                          trustee, as the case may be, of 5 of the investment
                                                          companies in the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO          Director                    Member of the law firm of Pitney, Hardin, Kipp & Szuch;
 Park Avenue at                                           director or trustee, as the case may be, of 52 of the
 Morris County                                            investment companies in the Franklin Templeton Group of
 P.O. Box 1945                                            Funds; and formerly, Director, General Host Corporation
 Morristown, New Jersey                                   (nursery and craft centers).
 07962-1945
 Age 65
------------------------------------------------------------------------------------------------------------------
 JOHN Wm. GALBRAITH           Director                    President, Galbraith Properties, Inc. (personal
 360 Central Avenue                                       investment company); Director, Gulf West Banks, Inc.
 Suite 1300                                               (bank holding company) (1995-present); director or
 St. Petersburg, Florida                                  trustee, as the case may be, of 20 of the investment
 33701                                                    companies in the Franklin Templeton Group of Funds; and
 Age 76                                                   formerly, Director, Mercantile Bank (1991-1995), Vice
                                                          Chairman, Templeton, Galbraith & Hansberger Ltd.
                                                          (1986-1992) and Chairman, Templeton Funds Management,
                                                          Inc. (1974-1991).
------------------------------------------------------------------------------------------------------------------
 ANDREW H. HINES, JR.         Director                    Consultant for the Triangle Consulting Group; Exec-
 150 Second Avenue N.                                     utive-in-Residence of Eckerd College (1991-present);
 St. Petersburg, Florida                                  director or trustee, as the case may be, of 22 of the
 33701                                                    investment companies in the Franklin Templeton Group of
 Age 75                                                   Funds; and formerly, Director, Checkers Drive-In
                                                          Restaurant, Inc.; Chairman of the Board and Chief
                                                          Executive Officer, Florida Progress Corporation
                                                          (1982-1990) and Director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------

                                       11

PAGE



                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY             Director                    Director (1993-present), Amerada Hess Corporation and
 3239 38th Street, N.W.                                   Hercules Incorporated; Director, Beverly Enterprises,
 Washington, DC 20016                                     Inc. (1995-present) and H.J. Heinz Company
 Age 46                                                   (1994-present); director or trustee, as the case may be,
                                                          of 25 of the investment companies in the Franklin
                                                          Templeton Group of Funds; and formerly, Chairman
                                                          (1995-1997) and Trustee (1993-1997) of National Child
                                                          Research Center; Assistant to the President of the
                                                          United States and Secretary of the Cabinet (1990-1993),
                                                          General Counsel to the United States Treasury Department
                                                          (1989-1990) and Counselor to the Secretary and Assistant
                                                          Secretary for Public Affairs and Public Liaison --
                                                          United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------
* CHARLES B. JOHNSON          Director,                   President, Chief Executive Officer and Director,
 777 Mariners Island Blvd.    Chairman and Vice           Franklin Resources, Inc.; Chairman of the Board and
 San Mateo, California 94404  President                   Director, Franklin Advisers, Inc., Franklin Advisory
 Age 65                                                   Services, Inc., Franklin Investment Advisory Services,
                                                          Inc. and Franklin Templeton Distributors, Inc.;
                                                          Director, Franklin/Templeton Investor Services, Inc. and
                                                          Franklin Templeton Services, Inc.; officer and/or
                                                          director or trustee, as the case may be, of most of the
                                                          other subsidiaries of Franklin Resources, Inc. and of 51
                                                          of the investment companies in the Franklin Templeton
                                                          Group of Funds; and, Director, General Host Corporation
                                                          (nursery and craft centers).
------------------------------------------------------------------------------------------------------------------
 BETTY P. KRAHMER             Director                    Director or Trustee of various civic associations;
 2201 Kentmere Parkway                                    director or trustee, as the case may be, of 21 of the
 Wilmington, Delaware 19806                               investment companies in the Franklin Templeton Group of
 Age 68                                                   Funds; and formerly, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN            Director                    Chairman, White River Corporation (financial ser-
 8212 Burning Tree Road                                   vices); Director, Fund American Enterprises Holdings,
 Bethesda, Maryland 20817                                 Inc., MCI Communications Corporation, CCC Information
 Age 69                                                   Services Group, Inc. (information services), MedImmune,
                                                          Inc. (biotechnology), Spacehab, Inc. (aerospace
                                                          services) and Real 3D (software); director or trustee,
                                                          as the case may be, of 50 of the investment companies in
                                                          the Franklin Templeton Group of Funds; and formerly,
                                                          Chairman, Hambrecht and Quist Group, Director, H & Q
                                                          Healthcare Investors, and Lockheed Martin Corporation
                                                          and President, National Association of Securities
                                                          Dealers, Inc.
------------------------------------------------------------------------------------------------------------------

                                       12

PAGE



                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS             Director                    Manager of personal investments (1978-present); Director
 2665 N.E. 37th Drive                                     of various business and nonprofit organizations;
 Fort Lauderdale, Florida                                 director or trustee, as the case may be, of 22 of the
 33308                                                    investment companies in the Franklin Templeton Group of
 Age 69                                                   Funds; and formerly, Chairman and Chief Executive
                                                          Officer of Landmark Banking Corporation (1969-1978),
                                                          Financial Vice President of Florida Power and Light
                                                          (1965-1969) and Vice President of the Federal Reserve
                                                          Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------
 CONSTANTINE DEAN             Director                    Physician, Lyford Cay Hospital (1987-present); Director
 TSERETOPOULOS                                            of various nonprofit organizations; director or trustee,
 Lyford Cay Hospital                                      as the case may be, of 5 of the investment companies in
 P.O. Box N-7776                                          the Franklin Templeton Group of Funds; and formerly,
 Nassau, Bahamas                                          Cardiology Fellow, University of Maryland (1985-1987)
 Age 44                                                   and Internal Medicine Intern, Greater Baltimore Medical
                                                          Center (1982-1985).
------------------------------------------------------------------------------------------------------------------
 DONALD F. REED               President                   Executive Vice President, Templeton Worldwide, Inc.;
 1 Adelaide Street East,                                  President, Templeton Investment Counsel, Inc.; President
 Suite 2101                                               and Chief Executive Officer, Templeton Management
 Toronto, Ontario                                         Limited; Co-founder and Director of International
 Canada M5C 3B8                                           Society of Financial Analysts; Chairman of the Canadian
 Age 53                                                   Council of Financial Analysts; and formerly, President
                                                          and Director of Reed Monahan Nicholishen Investment
                                                          Counsel (1982-1989).
------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS              Vice President              Executive Vice President and Director, Franklin
 777 Mariners Island Blvd.                                Resources, Inc.; Executive Vice President and Director,
 San Mateo, California 94404                              Franklin Templeton Distributors, Inc. and Franklin
 Age 53                                                   Templeton Services, Inc.; Executive Vice President,
                                                          Franklin Advisers, Inc.; Director, Franklin/Templeton
                                                          Investor Services, Inc.; and officer and/or director or
                                                          trustee, as the case may be, of most of the other
                                                          subsidiaries of Franklin Resources, Inc. and of 54 of
                                                          the investment companies in the Franklin Templeton Group
                                                          of Funds.
------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR.       Vice President              Executive Vice President and Director, Franklin
 777 Mariners Island Blvd.                                Resources, Inc. and Franklin Templeton Distributors,
 San Mateo, California 94404                              Inc.; President and Director, Franklin Advisers, Inc.;
 Age 57                                                   Senior Vice President and Director, Franklin Advisory
                                                          Services, Inc. and Franklin Investment Advisory
                                                          Services, Inc.; Director, Franklin/Templeton Investor
                                                          Services, Inc.; and officer and/or director or trustee,
                                                          as the case may be, of most of the other subsidiaries of
                                                          Franklin Resources, Inc. and of 54 of the investment
                                                          companies in the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------

                                       13

PAGE



                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 DEBORAH R. GATZEK            Vice President              Senior Vice President and General Counsel, Franklin
 777 Mariners Island Blvd.                                Resources, Inc.; Senior Vice President, Franklin
 San Mateo, California 94404                              Templeton Services, Inc. and Franklin Templeton
 Age 49                                                   Distributors, Inc.; Vice President, Franklin Advisers,
                                                          Inc. and Franklin Advisory Services, Inc.; Vice Pres-
                                                          ident, Chief Legal Officer and Chief Operating Officer,
                                                          Franklin Investment Advisory Services, Inc.; and officer
                                                          of 54 of the investment companies in the Franklin
                                                          Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------
 CHARLES E. JOHNSON           Vice President              Senior Vice President and Director, Franklin Resources,
 500 East Broward Blvd.                                   Inc.; Senior Vice President, Franklin Templeton
 Fort Lauderdale, Florida                                 Distributors, Inc.; President and Director, Templeton
 33394-3091                                               Worldwide, Inc.; President, Chief Executive Officer,
 Age 41                                                   Chief Investment Officer and Director, Franklin
                                                          Institutional Services Corporation; Chairman and
                                                          Director, Templeton Investment Counsel, Inc.; Vice
                                                          President, Franklin Advisers, Inc.; officer and/or
                                                          director of some of the subsidiaries of Franklin
                                                          Resources, Inc.; and officer and/or director or trustee,
                                                          as the case may be, of 35 of the investment companies in
                                                          the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------
 MARK G. HOLOWESKO            Vice President              President and Chief Investment Officer, Templeton Global
 Lyford Cay                                               Advisors Limited; Executive Vice President and Director,
 Nassau, Bahamas                                          Templeton Worldwide, Inc.; officer of 21 of the
 Age 38                                                   investment companies in the Franklin Templeton Group of
                                                          Funds; and formerly, Investment Administrator with
                                                          RoyWest Trust Corporation (Bahamas) Limited (1984-1985).
------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN           Vice President              Senior Vice President and Chief Financial Officer,
 777 Mariners Island Blvd.                                Franklin Resources, Inc.; Executive Vice President and
 San Mateo, California 94404                              Director, Templeton Worldwide, Inc.; Executive Vice
 Age 37                                                   President, Chief Operating Officer and Director,
                                                          Templeton Investment Counsel, Inc.; Senior Vice
                                                          President and Treasurer, Franklin Advisers, Inc.;
                                                          Treasurer, Franklin Advisory Services, Inc.; Treasurer
                                                          and Chief Financial Officer, Franklin Investment
                                                          Advisory Services, Inc.; President, Franklin Templeton
                                                          Services, Inc.; Senior Vice President,
                                                          Franklin/Templeton Investor Services, Inc.; and officer
                                                          and/or director or trustee, as the case may be, of 54 of
                                                          the investment companies in the Franklin Templeton Group
                                                          of Funds.
------------------------------------------------------------------------------------------------------------------
 J. MARK MOBIUS               Vice President              Portfolio Manager of various Templeton advisory
 Two Exchange Square                                      affiliates; Managing Director of Templeton Asset
 Suite 908                                                Management Ltd.; officer of 8 of the investment
 Hong Kong                                                companies in the Franklin Templeton Group of Funds; and
 Age 61                                                   formerly, President of International Investment Trust
                                                          Company Limited (investment manager of Taiwan R.O.C.
                                                          Fund) (1986-1987) and Director, Vickers da Costa, Hong
                                                          Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------

                                       14

PAGE



                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY                  Vice President              Vice President and Treasurer, Templeton Worldwide, Inc.;
 500 East Broward Blvd.                                   Assistant Vice President, Franklin Templeton
 Fort Lauderdale, Florida                                 Distributors, Inc.; officer of 25 of the investment
 33394-3091                                               companies in the Franklin Templeton Group of Funds; and
 Age 57                                                   formerly, Vice President and Controller, Keystone Group,
                                                          Inc.
------------------------------------------------------------------------------------------------------------------
 THOMAS LATTA                 Vice President              Vice President, Templeton Global Bond Managers, a
 500 East Broward Blvd.                                   division of Templeton Investment Counsel, Inc.; and
 Fort Lauderdale, Florida                                 formerly, Portfolio Manager at Forester & Hairston
 33394-3091                                               (1988-1990) and Investment advisor at Merrill Lynch
 Age 37                                                   Capital Markets (1981-1988).
------------------------------------------------------------------------------------------------------------------
 ELIZABETH M. KNOBLOCK        Vice President-             General Counsel, Secretary and a Senior Vice President,
 500 East Broward Blvd.       Compliance                  Templeton Investment Counsel, Inc.; Senior Vice
 Fort Lauderdale, Florida                                 President, Templeton Global Investors, Inc.; officer of
 33394-3091                                               21 of the investment companies in the Franklin Templeton
 Age 43                                                   Group of Funds; and formerly, Vice President and
                                                          Associate General Counsel, Kidder Peabody & Co. Inc.
                                                          (1989-1990), Assistant General Counsel, Gruntal & Co.,
                                                          Inc. (1988), Vice President and Associate General
                                                          Counsel, Shearson Lehman Hutton Inc. (1988), Vice
                                                          President and Assistant General Counsel, E.F. Hutton &
                                                          Co. Inc. (1986-1988), and Special Counsel of the
                                                          Division of Investment Management of the U.S. Securities
                                                          and Exchange Commission (1984-1986).
------------------------------------------------------------------------------------------------------------------
 JAMES R. BAIO                Treasurer                   Certified Public Accountant; Treasurer, Franklin Mutual
 500 East Broward Blvd.                                   Advisers, Inc.; Senior Vice President, Templeton
 Fort Lauderdale, Florida                                 Worldwide, Inc., Templeton Global Investors, Inc. and
 33394-3091                                               Templeton Funds Trust Company; officer of 22 of the
 Age 44                                                   investment companies in the Franklin Templeton Group of
                                                          Funds; and formerly, Senior Tax Manager for Ernst &
                                                          Young (certified public accountants) (1977-1989).
------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN             Secretary                   Senior Vice President, Templeton Worldwide, Inc.; Senior
 500 East Broward Blvd.                                   Vice President, Templeton Global Investors, Inc.;
 Fort Lauderdale, Florida                                 officer of 21 of the investment companies in the
 33394-3091                                               Franklin Templeton Group of Funds; and formerly, Deputy
 Age 50                                                   Director of the Division of Investment Management,
                                                          Executive Assistant and Senior Advisor to the Chairman,
                                                          Counselor to the Chairman, Special Counsel and Attorney
                                                          Fellow, U.S. Securities and Exchange Commission
                                                          (1986-1995), Attorney, Rogers & Wells, and Judicial
                                                          Clerk, U.S. District Court (District of Massachusetts).

--------------------------------------------------------------------------------

* Nicholas F. Brady and Charles B. Johnson are "interested persons" as defined by the Investment Company under the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Charles B. Johnson is an interested person due to his ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Company are not interested persons.

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board

                                       15

PAGE



and committee meetings. Currently, the Company pays the nonaffiliated Board members and Mr. Brady an annual retainer of $10,000, a fee of $800 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Company and by other funds in the Franklin Templeton Group of Funds.

                                                                 TOTAL FEES           NUMBER OF BOARDS IN
                                           TOTAL FEES        RECEIVED FROM THE       THE FRANKLIN TEMPLETON
                                          RECEIVED FROM      FRANKLIN TEMPLETON        GROUP OF FUNDS ON
                 NAME                     THE COMPANY*        GROUP OF FUNDS**        WHICH EACH SERVES***
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton......................       $13,200              $344,642                     50
Nicholas F. Brady.....................        13,200               119,675                     21
Frank J. Crothers.....................        15,280                35,300                      5
S. Joseph Fortunato...................        13,200               361,562                     52
John Wm. Galbraith....................        13,200               117,675                     20
Andrew H. Hines, Jr. .................        13,200               144,175                     22
Edith E. Holiday......................        13,200                72,875                     25
Betty P. Krahmer......................        13,200               119,675                     21
Gordon S. Macklin.....................        13,200               337,292                     50
Fred R. Millsaps......................        14,056               144,175                     22
Constantine D. Tseretopoulos..........        14,240                33,775                      5

*  For the fiscal year ended December 31, 1997.
**  For the calendar year ended December 31, 1997.
*** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 17, 1998, the officers and Board members did not own of record or beneficially any shares of the funds. Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND
OTHER SERVICES
---------------------------------------------------------

INVESTMENT MANAGER AND SERVICES PROVIDED. The Investment Manager of Growth Series and Foreign Equity Series is Templeton Investment Counsel, Inc., ("Investment Counsel"). The Investment Manager of Emerging Markets Series is Templeton Asset Management Ltd. -- Hong Kong branch ("Asset Management Hong Kong"). Asset Management Hong Kong renders its services to Emerging Markets Series from outside the U.S. The Investment Manager of Emerging Fixed Income Markets Series is Investment Counsel, through its Global Bond Managers division (collectively, the "Investment Managers"). The Investment Managers provide investment research and portfolio management services, including the selection of securities for the respective funds to buy, hold or sell and the selection of brokers through whom the funds' portfolio transactions are executed. The Investment Managers' activities are subject to the review and supervision of the Board to whom the Investment Managers render periodic reports of the respective fund's investment activities. The Investment Managers and their officers, directors and employees are covered by fidelity insurance for the protection of the funds.

The Investment Managers and their affiliates act as investment managers to numerous other investment companies and accounts. An Investment Manager may give advice and take action with respect to any of the other funds it manages, or for

                                       16

PAGE



its own account, that may differ from action taken by the Investment Manager on behalf of a fund. Similarly, with respect to the funds, the Investment Managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that an Investment Manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other funds. The Investment Managers are not obligated to refrain from investing in securities held by the funds or other funds they manage. Of course, any transactions for the accounts of the Investment Managers and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information -- Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each fund pays its Investment Manager a management fee at the end of each calendar month. Growth Series and Foreign Equity Series each pay Investment Counsel a monthly fee equal on an annual basis to 0.70% of its average daily net assets during the year. For the fiscal years ended December 31, 1997, 1996 and 1995, Investment Counsel received from Growth Series fees of $1,946,728, $1,656,913, and $1,469,015, respectively. For the fiscal years ended December 31, 1997, 1996 and 1995, Investment Counsel received from Foreign Equity Series fees of $23,912,568, $16,525,094 and $9,916,869, respectively. Emerging Markets Series pays Asset Management Hong Kong a monthly fee equal on an annual basis to 1.25% of its average daily net assets during the year. For the fiscal years ended December 31, 1997, 1996 and 1995, Asset Management Hong Kong received from Emerging Markets Series fees of $25,766,850, $15,676,692, and $8,488,442, respectively.

Emerging Fixed Income Markets Series pays Investment Counsel a monthly fee equal on an annual basis to 0.70% of its average daily net assets during the year. For the fiscal period ended December 31, 1997, Emerging Fixed Income Markets Series' management fees, before any advance waiver, totaled $8,484. Under an agreement by Investment Counsel to waive its fees, Emerging Fixed Income Markets Series paid no management fees.

MANAGEMENT AGREEMENTS. The management agreements between the Company, on behalf of each fund, and the Investment Managers are in effect until April 30, 1999. Each management agreement may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the relevant fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. A management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the respective fund's outstanding voting securities on 60 days' written notice to Investment Manager, or by the Investment Manager on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the funds. Prior to that date, Templeton Global Investors, Inc. provided the same services to the funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Company pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the funds' average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is allocated between the funds according to their respective average daily net assets. For the fiscal years ended December 31, 1997, 1996 and 1995, Growth Series paid administration fees totaling $236,356, $211,998 and $208,881, respectively. For the fiscal years ended December 31, 1997, 1996 and 1995, Foreign Equity Series paid administration fees totaling $2,903,341, $2,117,449 and $1,412,755, respectively. For the fiscal years ended December 31, 1997, 1996 and 1995, Emerging Markets Series paid administration fees totaling $1,751,904, $1,127,833 and $681,225, respectively.

For the fiscal period ended December 31, 1997, Emerging Fixed Income Markets Series' administration fees, before any advance waiver, totaled $1,030. Under an agreement by FT Services to waive its fees, Emerging Fixed Income Markets Series paid no administration fees.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds'

                                       17

PAGE



transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The funds may also reimburse Investor Services for certain out-of-pocket expenses.

CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of each fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, are the funds' independent auditors. During the fiscal year ended December 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of each fund which are included in the respective fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997, and review of the funds' filings with the SEC.

HOW DO THE FUNDS BUY SECURITIES
FOR THEIR PORTFOLIOS?
---------------------------------------------------------

The Investment Managers selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the Board may give.

When placing a portfolio transaction, the Investment Managers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a fund is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of an Investment Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

An Investment Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to an Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to an Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services received by an Investment Manager from broker-dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits an Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, each Investment Managers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute a fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when a fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payment to that fund's Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

                                       18

PAGE



If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by an Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted by the Company's Board pursuant to Rule 17a-7 under the 1940 Act.

During the fiscal years ended December 31, 1997, 1996 and 1995, Growth Series paid brokerage commissions totaling $391,067, $173,658 and $302,096, respectively. During the fiscal years ended December 31, 1997, 1996 and 1995, Foreign Equity Series paid brokerage commissions totaling $2,666,430, $2,138,850 and $2,779,325, respectively. During the fiscal years ended December 31, 1997, 1996 and 1995, Emerging Markets Series paid brokerage commissions totaling $6,813,142, $3,832,003 and $1,949,885, respectively. During the fiscal period ended December 31, 1997, Emerging Fixed Income Markets Series paid no brokerage commissions.

As of December 31, 1997, no fund owned securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
---------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors.

Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the funds we may impose a $10 charge against your account for each returned item.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a fund under the exchange privilege, that fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the funds' general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with a fund's particular investment objective exist immediately. This money will then be withdrawn from the short-term, money

                                       19

PAGE



market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the funds in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The funds have committed themselves to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the funds' net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the funds, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the funds. In these circumstances, the securities distributed would be valued at the price used to compute the pertinent fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SUBSTANTIAL REDEMPTIONS. A number of fund shareholders are institutions with significant shareholdings that may be redeemed at any time. If a substantial number or amount of redemptions should occur within a relatively short period of time, a fund may have to sell portfolio securities it would otherwise hold and incur the additional transactions costs. The sale of portfolio securities may result in the recognition of capital gains, which will be distributed annually and generally will be taxable to shareholders as ordinary income or capital gains. Shareholders are notified annually regarding the federal tax status of distributions they receive (see "Taxes").

GENERAL INFORMATION

If dividend checks are returned to a fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. A fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the funds must be denominated in U.S. dollars. We may, in our sole

                                       20

PAGE



discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


HOW ARE FUND SHARES VALUED?

---------------------------------------------------------

We calculate the Net Asset Value per share as of the close of the NYSE, normally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Company is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by a fund's Investment Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then coverted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of a fund's Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which a fund's Net Asset Value is not calculated. Thus, the calculation of a fund's Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in U.S. corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of the funds' shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the funds' Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

                                       21

PAGE



ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
---------------------------------------------------------
DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. A fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. A fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), a fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

 "28% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

A fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. A fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

FOREIGN TAX CREDITS INCLUDED IN DISTRIBUTIONS. A fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the fund at the end of its fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the


                                       22

PAGE




fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the fund), and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. If the fund elects to pass through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata share of the foreign taxes paid by the fund. In this case, these taxes will be taken as a deduction by the fund, and the income reported to you will be the net amount after these deductions.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. A fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.


TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The funds have elected to be treated as regulated investment companies under Subchapter M of the Code, have qualified as such for their most recent fiscal year, and intend to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, a fund must meet certain specific requirements, including:

 - The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

- The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

- The fund must distribute to its shareholders at least 90% of its net investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The funds intend to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but do not guarantee and can give no assurances that their distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss,


                                       23

PAGE


and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, a fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that only a small percentage of the dividends paid by Growth Series for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a fund as eligible for such treatment. Dividends so designated by a fund must be attributable to dividends earned by the fund from U.S. corporations that were not debt financed.

Under the 1997 Act, the amount that a fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the fund were debt financed or held by the fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your fund shares are debt financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. A fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by a fund are generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-


                                       24

PAGE


to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a fund. The acceleration of income on Section 1256 positions may require a fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a fund.

When a fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. A fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by a fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. A fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. The funds are authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, and forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the fund.

If a fund's Section 988 losses exceed the fund's other net investment company taxable income during a taxable year, the fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. A fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If a fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during


                                       25

PAGE


which the fund held the PFIC shares. The fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

A fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a fund were to make this second PFIC election, tax at the fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by a fund (if any), the amounts distributable to you by a fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a fund acquires shares in that corporation. While a fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of a fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:

 1. there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

 2. the transaction is an applicable straddle;

 3. the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

 4. the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, a fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.


                                       26

PAGE


INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. A fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause the fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If a fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.


THE FUNDS' UNDERWRITER
---------------------------------------------------------

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. The underwriting agreement with respect to a fund will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of that fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.

Distributors pays the expenses of the distribution of each fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Company pays the expenses of preparing and printing amendments to its registration statement and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

HOW DO THE FUNDS MEASURE PERFORMANCE?
---------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

                                       27

PAGE



The average annual total return of Growth Series for the one-year period ended December 31, 1997 and for the period from commencement of operations on May 3, 1993 through December 31, 1997 was 12.3%, and 15.0%, respectively. The average annual total return of Foreign Equity Series for the one- and five-year periods ended December 31, 1997 and for the period from commencement of operations on October 18, 1990 through December 31, 1997 was 11.4%, 15.5% and 12.9%, respectively. The average annual total return of Emerging Markets Series for the one-year period ended December 31, 1997 and for the period from commencement of operations on May 3, 1993 through December 31, 1997 was -11.3%, and 4.5%, respectively. The average annual total return of Emerging Fixed Income Markets Series for the period from commencement of operations on June 4, 1997 through December 31, 1997 was 12.4%.

These figures were calculated according to the SEC formula:
                                P (1+T)(n) = ERV
where:
P    = a hypothetical initial payment of $1,000
T    = average annual total return
n    = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on each fund's actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return of Growth Series for the one-year period ended December 31, 1997 and for the period from commencement of operations on May 3, 1993 through December 31, 1997 was 12.3%, and 91.7%, respectively. The cumulative total return of Foreign Equity Series for the one- and five-year periods ended December 31, 1997 and for the period from commencement of operations on October 18, 1990 through December 31, 1997 was 11.4%, 105.7% and 139.4%, respectively. The cumulative total return of Emerging Markets Series for the one-year period ended December 31, 1997 and for the period from commencement of operations on May 3, 1993 through December 31, 1997 was -11.3%, and 22.6%, respectively. The cumulative total return of Emerging Fixed Income Markets Series for the period from commencement of operations on June 4, 1997 through December 31, 1997 was 12.4%.

VOLATILITY

Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of a fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in a fund may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other invest-

                                       28

PAGE



ments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the funds and the Investment Managers may also refer to the following information:

(a) an Investment Manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

(c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

(d) The geographic and industry distribution of each fund's portfolio and the fund's top ten holdings.

(e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(f) To assist investors in understanding the different returns and risk characteristics of various investments, the funds may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

(g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(i) Allegorical stories illustrating the importance of persistent long-term investing.

(j) The funds' portfolio turnover rates and their rankings relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(l) The number of shareholders in the funds or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

    - "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

    - "Diversify by company, by industry and by country."

    - "Always maintain a long-term perspective."

    - "Invest for maximum total real return."

    - "Invest -- don't trade or speculate."

    - "Remain flexible and open-minded about types of investment."

    - "Buy low."

    - "When buying stocks, search for bargains among quality stocks."

    - "Buy value, not market trends or the economic outlook."

    - "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

    - "Do your homework or hire wise experts to help you."

    - "Aggressively monitor your investments."

 -------------
* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.

                                       29

PAGE

    - "Don't panic."

    - "Learn from your mistakes."

    - "Outperforming the market is a difficult task."

    - "An investor who has all the answers doesn't even understand all the questions."

    - "There's no free lunch."

    - "And now the last principle: Do not be fearful or negative too often."


From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that a fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
---------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the funds cannot guarantee that these goals will be met.

The Company is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $232 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

                                       30

PAGE

As of April 17, 1998, the principal shareholders of the funds, beneficial or of record, were as follows:


NAME AND ADDRESS                                              SHARE AMOUNT   PERCENTAGE
----------------                                              ------------   ----------
GROWTH SERIES
T. Rowe Price, Trustee......................................    2,956,149      33.06%
FBO Honeywell
10090 Red Run Blvd.
Owings Mills, MD 21117

Peter Norton, Trustee.......................................    2,738,094      30.62%
Norton Family CRU Trust
225 Arizona Avenue
2nd Floor West
Santa Monica, CA 90401-1210

Peter Norton, Trustee.......................................      947,857      10.60%
Norton Family Foundation Trust
225 Arizona Avenue
2nd Floor West
Santa Monica, CA 90401-1210

National City Bank, Custodian...............................      705,758       7.89%
FBO Mt. Union College
P.O. Box 94984
Cleveland, OH 44101-4984

Northern Trust Company, Custodian...........................      539,055       6.03%
FBO Peter Norton Living Trust
P.O. Box 92956
Chicago, IL 60675-2956

Hal Lashlee, Trustee........................................      502,731       5.62%
Hal Lashlee Living Trust
P.O. Box 812079
Boca Raton, FL 33481-2079
EMERGING MARKETS SERIES
New York State Common Retirement Fund.......................   39,164,658      18.76%
Alfred E. Smith State Office Building
6th Floor
Albany, NY 12236
EMERGING FIXED INCOME MARKETS SERIES
Templeton Global Investors, Inc.............................      218,947        100%
Corporate Treasury
1850 Gateway Drive-6th Floor
San Mateo, CA 94404


From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, a fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance

                                       31

PAGE

officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
---------------------------------------------------------

The audited financial statements contained in the Annual Report to Shareholders of Growth Series, Foreign Equity Series, Emerging Markets and Emerging Fixed Income Markets Series for the fiscal year ended December 31, 1997, including the auditors' report, are incorporated herein by reference.




USEFUL TERMS AND DEFINITIONS
---------------------------------------------------------

1940 Act - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Company

CD - Certificate of deposit

CLASS I - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because each fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the funds are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

COMPANY - Templeton Institutional Funds, Inc., an open-end management investment company, currently consisting of four separate series: Growth Series, Foreign Equity Series, Emerging Markets Series and Emerging Fixed Income Markets Series

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTMENT MANAGERS - A fund's investment manager; Templeton Investment Counsel, Inc. ("Investment Counsel") for Growth Series and Foreign Equity Series; Templeton Asset Management Ltd. -- Hong Kong Branch ("Asset Management Hong Kong") for Emerging Markets Series; and Investment Counsel through its Global Bond Managers division, for Emerging Fixed Income Markets Series

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

PROSPECTUS - The prospectus for the funds dated May 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund(s) and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                                       32